UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2013

STARZ

(Exact name of registrant as specified in its charter)

Delaware	001-35294	20-8988475
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 11, 2013 at 5:00 p.m., New York City time (the “Effective Time”), Starz (formerly known as Liberty Media Corporation, the “Company”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary Liberty Media Corporation (formerly known as Liberty Spinco, Inc., “Spinco”).

The Spin-Off was accomplished by the distribution (the “Distribution”) by the Company of a dividend of (i) one share of Spinco’s Series A common stock for each outstanding share of the Company’s Series A Liberty Capital common stock as of 5:00 p.m., New York City time, on January 10, 2013 (such date and time, the “Record Date”) and (ii) one share of Spinco’s Series B common stock for each outstanding share of the Company’s Series B Liberty Capital common stock as of the Record Date.  As a result of the Spin-Off, Spinco is an independent, publicly traded company and its principal businesses and assets include the Company’s former consolidated subsidiaries Atlanta National League Baseball Club, Inc. and TruePosition, Inc., equity affiliates Sirius XM Radio Inc. and Live Nation Entertainment, Inc. and minority investments in public companies such as Barnes & Noble, Inc., Time Warner Inc., Time Warner Cable Inc. and Viacom Inc. Additionally, in connection with the Spin-Off, the Company’s subsidiary Starz, LLC distributed an aggregate of approximately $1.8 billion in cash to Spinco, a portion of which was distributed to Spinco prior to the Spin-Off. The businesses and assets that remain at the Company following the Spin-Off consist of the premium movie service provider Starz, LLC and its subsidiaries.

Several agreements were entered into in connection with the Spin-Off (the “Spin-Off Agreements”):

•                  a Reorganization Agreement, dated as of January 10, 2013, by and between the Company and Spinco, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between the Company and Spinco with respect to and resulting from the Spin-Off;

•                  a Tax Sharing Agreement, dated as of January 11, 2013, between the Company and Spinco, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between the Company and Spinco;

•                  a Services Agreement, dated as of January 11, 2013, by and between the Company and Spinco, which governs the provision by Spinco to the Company and by the Company to Spinco of specified services and benefits following the Spin-Off;

•                  a Facilities Sharing Agreement, dated as of January 11, 2013, by and between the Company and Liberty Property Holdings, Inc. (a subsidiary of Spinco, “LPH”), pursuant to which the Company shares office facilities with Spinco;

•                  two Aircraft Time Sharing Agreements, each dated as of January 11, 2013, by and between the Company and Spinco, which govern the lease for each of two aircraft from Spinco to the Company and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis; and

•                  a Lease Agreement, dated as of January 11, 2013, by and between LPH, Starz, LLC, and, for the limited purposes described therein, Starz Entertainment, LLC, pursuant to which Starz, LLC will lease its headquarters building from LPH for a period of ten years, with successive five-year renewal periods at the option of Starz, LLC.

The section of the Information Statement filed as Exhibit 99.1 to Amendment No. 3 to Spinco’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on December 26, 2012 (File No. 001-35707) (the “Form 10”), entitled “Certain Relationships and Related Party Transactions—Relationships Between Spinco and Liberty Media/Starz and/or Liberty Interactive,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 2.02.  Results of Operations and Financial Condition.

For informational purposes, the Company is filing herewith the following financial statements with respect to the business and operations of Starz, LLC, which represent the sole business and operations of the Company as of the Effective Time of the Spin-Off:

(i)            audited historical financial information for the three calendar years ended December 31, 2011, 2010 and 2009, respectively, and

(ii)           interim unaudited financial information for the periods ended September 30, 2012 and 2011.

As described in more detail in the Form 10, Spinco and the Company determined to use “reverse spin accounting” in connection with the Spin-Off.  Therefore, the historical financial statements of Liberty Media Corporation prior to the Spin-Off will continue to be the historical financial statements of Spinco and the Company’s historical financial information will be deemed to be the financial information of Starz, LLC.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignations from the Board of Directors

In connection with the closing of the Spin-Off, John C. Malone, Robert R. Bennett, Donne F. Fisher, M. Ian G. Gilchrist, Evan D. Malone, David E. Rapley, Larry E. Romrell and Andrea L. Wong resigned from the Company’s board of directors, effective immediately prior to the Distribution. Gregory B. Maffei, however, remains a member of the board of directors following the Spin-Off.

Appointments to the Board of Directors

At the Effective Time, to fill the vacancies resulting from the resignations from the Board of Directors described above, Christopher Albrecht, Irving Azoff, Derek Chang, Susan Lyne, Jeffrey Sagansky, Daniel Sanchez (the nephew of John C. Malone, the Company’s former Chairman), Charles Tanabe and Robert Wiesenthal were appointed to the board of directors of the Company.  Following the appointments, the Company has a total of 9 directors divided among three classes and Mr. Maffei will serve as Chairman of the board of directors. Messrs. Chang, Sagansky and Wiesenthal serve as members of the Audit Committee of the board of directors of the Company.  Messrs. Sagansky and Wiesenthal and Ms. Lyne will serve as members of the Compensation Committee of the board of directors of the Company.  Mr. Maffei and Mr. Albrecht will serve as members of the Executive Committee of the board of directors of the Company.  Messrs. Azoff and Chang and Ms. Lyne will serve as members of the Nominating and Corporate Governance Committee of the board of directors of the Company.

Resignation of Officers

In connection with the closing of the Spin-Off, upon the occurrence of the Distribution, all of the officers of the Company were removed from their respective offices and positions with the Company, including Gregory Maffei, Chief Executive Officer and President (principal executive officer), and Christopher Shean (principal financial and accounting officer).

Appointments of Officers

The following table sets forth the name, age and position of individuals who were elected and appointed to serve as executive officers of the Company at the Effective Time.

Name	Age	Position(s)
Christopher Albrecht	60	Chief Executive Officer

Glenn Curtis	53	President
Scott Macdonald	51	Chief Financial Officer, Executive Vice President and Treasurer
J. Steven Beabout	59	Executive Vice President, General Counsel and Secretary
Edward Huguez	55	President of Sales and Affiliate Marketing, Starz Entertainment, LLC
Carmi Zlotnik	53	Managing Director, Starz Entertainment and Starz Media, LLC

The following is a biographical summary of the experience of the executive officers of the Company:

Chris Albrecht has served as Chief Executive Officer of Starz, LLC since January 2010 and served as President of Starz, LLC from January 2010 to February 2012. He has served as CEO of Starz Entertainment, LLC since January 2010 and served as Chairman of Starz Entertainment, LLC from January 2010 to February 2012. Mr. Albrecht is responsible for all business matters and for generating growth and new business opportunities for Starz Entertainment, LLC and Starz Media, LLC.  He came to Starz, LLC from Foresee Entertainment, which he founded in 2008. Mr. Albrecht spent more than 20 years at HBO and was Chairman and Chief Executive Officer from 2002 to 2007. Before becoming Chairman, he spent seven years as President of HBO Original Programming, directing all day-to-day operations of West and East Coast original programming for HBO, Cinemax and HBO Independent Productions. In addition, he oversaw HBO Sports and HBO Film Programming. During his tenure, HBO was noted for critically acclaimed series including Sex and the City, The Sopranos, Six Feet Under, Real Sports With Bryant Gumbel, Deadwood, Band of Brothers and Entourage.

Glenn Curtis has served as President of Starz, LLC since February 2012, Executive Vice President of Starz, LLC from August 2006 to February 2012, and Chief Financial Officer of Starz, LLC from August 2006 to June 2012. He has served as President of Starz Entertainment, LLC since February 2012 and served as Chief Financial Officer of Starz Entertainment, LLC from August 2006 to June 2012. He served as Executive Vice President of Starz Entertainment, LLC from August 2006 to February 2012. Mr. Curtis has operational management of the Starz Channels operating segment and the Home Video and Animation businesses. Mr. Curtis is also responsible for strategic planning, compliance, engineering, human resources and information technology for the Company. Prior to joining Starz, LLC, Mr. Curtis served as Vice President of the Company, Chief Financial Officer for Starz Encore Group and as a Partner at the accounting firm of KPMG.

Scott Macdonald has served as Executive Vice President, Chief Financial Officer and Treasurer of Starz, LLC and Starz Entertainment, LLC since June 2012.  He served as Executive Vice President of Finance and Accounting and Treasurer of Starz, LLC and Starz Entertainment, LLC from June 2008 to June 2012. Mr. Macdonald is responsible for financial planning, compliance, accounting, budgeting, treasury and internal and external reporting for the Company. Mr. Macdonald enjoyed more than 20 years of experience in the cable and satellite television industry in various finance and accounting roles before joining Starz, LLC. Prior to joining Starz, LLC, he served as Senior Vice President and Chief Accounting Officer for Adelphia Communications Corporation. Mr. Macdonald began his career at the accounting firm of KPMG.

Steve Beabout has served as Executive Vice President, General Counsel and Secretary of Starz, LLC since August 2006. He has served as Executive Vice President, General Counsel and Secretary of Starz Entertainment, LLC since June 2002. Mr. Beabout is responsible for all legal and business affairs functions, including those relating to programming acquisitions, affiliation agreements with distributors, original productions and promotional activities. Before joining Starz, LLC, Mr. Beabout was Lead Counsel with Riverwood International Corporation which, at that time, was a publicly traded company listed on the New York Stock Exchange. While at Riverwood, Mr. Beabout specialized in domestic and international acquisitions, divestitures and joint ventures.

Edward Huguez has served as President of Sales and Affiliate Marketing of Starz Entertainment, LLC since November 2012. Mr. Huguez served as Executive Vice President, Affiliate Sales and Marketing of Starz Entertainment, LLC from August 2006 to November 2012. Mr. Huguez is responsible for all aspects of sales, affiliate relations and marketing with traditional and non-traditional distributors. Mr. Huguez came to Starz Entertainment, LLC with over 20 years of experience in senior management positions within the cable and satellite industry. Prior to that, he served three years as President, Chief Executive Officer and Chairman of Midstream Technologies, Inc., a company specializing in interactive and VOD technology.

Carmi Zlotnik has served as Managing Director of Starz Entertainment, LLC since February 2012 and served as Executive Vice President and Managing Director — Starz Media from May 2010 to February 2012. Mr. Zlotnik is responsible for programming and development activities for Starz Entertainment, LLC as well as overseeing production of Starz original series, including the hit, Spartacus: Blood and Sand, the dramatic series Magic City, and future series and mini-series. Prior to joining the Company, Mr. Zlotnik was Head of Global Operations for IMG Global Media and oversaw all aspects of international business operations for the Global Media division, including responsibilities for creative development and finance/operational management for the fashion, sports and media conglomerate. Mr. Zlotnik also served in various senior management roles over a 20-year career at HBO.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2013, the Company filed a Certificate of Ownership and Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, pursuant to which the Company changed its name from “Liberty Media Corporation” to “Starz”.  The Certificate of Merger will have no effect on the rights of stockholders and only changed the name of the Company. The Certificate of Merger is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events

On January 11, 2013, the Company and Spinco issued a joint press release (the “Press Release”) announcing the completion of the Spin-Off . The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(b) The following financial statements of Starz, LLC are included as Exhibit 99.2 to this Current Report on Form 8-K:

UNAUDITED FINANCIAL STATEMENTS:

Condensed Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011 (Unaudited)

Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Condensed Consolidated Statements of Comprehensive Income for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2012 and 2011 (Unaudited)

Condensed Consolidated Statement of Member’s Interest and Noncontrolling Interests for the Nine Months Ended September 30, 2012 (Unaudited)

Notes to Condensed Consolidated Financial Statements (Unaudited)

AUDITED FINANCIAL STATEMENTS:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2011 and 2010

Consolidated Statements of Operations for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

Consolidated Statements of Member’s Interest and Noncontrolling Interests for the Years Ended December 31, 2011, 2010 and 2009

Notes to Consolidated Financial Statements

FINANCIAL STATEMENT SCHEDULES:

Report of Independent Registered Public Accounting Firm

Schedule II. Valuation and Qualifying Accounts

(d)  Exhibits

Exhibit No.	Name

2.1	Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
3.1	Certificate of Ownership and Merger dated January 11, 2013.
10.1	Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
10.2	Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
10.3	Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc.
10.4	Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation).
10.5	Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC, Liberty Property Holdings, Inc. and, for the limited purposes specified therein, Starz Entertainment, LLC
23.1	Consent of KPMG LLP
99.1	Press Release, dated January 11, 2013.
99.2	Consolidated financial statements of Starz, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2013

STARZ

	By:	/s/ Scott Macdonald
		Name:	Scott Macdonald
		Title:	Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Name

2.1	Reorganization Agreement, dated as of January 10, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
3.1	Certificate of Ownership and Merger dated January 11, 2013.
10.1	Tax Sharing Agreement, dated as of January 11, 2013, between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
10.2	Services Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Media Corporation (f/k/a Liberty Spinco, Inc.).
10.3	Facilities Sharing Agreement, dated as of January 11, 2013, by and between Starz (f/k/a Liberty Media Corporation) and Liberty Property Holdings, Inc.
10.4	Aircraft Time Sharing Agreements, dated as of January 11, 2013, by and between Liberty Media Corporation (f/k/a Liberty Spinco, Inc.) and Starz (f/k/a Liberty Media Corporation).
10.5	Lease Agreement, dated as of January 11, 2013, by and among Starz, LLC, Liberty Property Holdings, Inc. and, for the limited purposes specified therein, Starz Entertainment, LLC
23.1	Consent of KPMG LLP.
99.1	Press Release, dated January 11, 2013.
99.2	Consolidated financial statements of Starz, LLC.